UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2024

PARKE BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-51338	65-1241959
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

601 Delsea Drive, Washington Township, New Jersey	08080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 256-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.10 per share	PKBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

PARKE BANCORP, INC.
INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2024, Parke Bancorp, Inc. (the “Company”) entered into a Management Change In Control Severance Agreement (the “Agreement”) with Ralph Gallo, Executive Vice President and Chief Operating Officer, and is retroactively effective as of April 23, 2024. This Agreement supersedes the prior Management Change In Control Severance Agreement dated July 19, 2016. The Agreement provides for severance benefits payable to Mr. Gallo associated with an involuntary termination of employment without cause or a voluntary resignation for good reason by Mr. Gallo following a future change in control of the Company or Parke Bank, a subsidiary of the Company. Such severance benefits would be paid as a lump-sum equal to two and one-half (2.5) times the most recent three-year average salary and cash incentive and bonus payments, not to exceed the tax-deductible amounts under Section 280G of the Internal Revenue Code. In addition, Mr. Gallo is eligible to receive reimbursement for premium contributions for continuation of his medical, dental and life insurance premiums for 18 months thereafter. The Agreement also provides that Mr. Gallo is subject to non-compete and non-solicitation restrictions for a period of one year following his termination of employment following a change in control and the execution of a release of claims in favor of the Company.

The foregoing summary is qualified in its entirety by reference to the Agreement which is filed herewith as Exhibit 10.1 to this Report, and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Exhibits.

Exhibit No.	Description
10.1	Management Change In Control Severance Agreement dated May 21, 2024, by and between Parke Bancorp, Inc. and Ralph Gallo.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
PARKE BANCORP, INC.

Date: May 23, 2024	By	/s/ Jonathan D. Hill
Jonathan D. Hill
Senior Vice President and Chief Financial Officer
(Duly Authorized Representative)